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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 28, 2005

                               COMDIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-9023                94-2443673
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  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

                106 Cattlemen Road
                 Sarasota, Florida                                34232
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     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 26, 2005, Comdial Corporation and its affiliates (the Company) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). In connection with its Chapter 11 filing, the Company obtained a commitment for $3.0 million in debtor-in-possession (DIP) financing from Dialcom Acquisition LLC. On June 28, 2005, the Company received authorization from the United States Bankruptcy Court for the District of Delaware (the Court) to obtain post-petition loans, advances and other financial accommodations on a final basis from Dialcom Acquisition LLC in accordance with the DIP Loan Agreement.

In addition, on June 28, 2005 the Court approved the implementation of a key employee retention plan (KERP). The approved plan provides severance or retention bonuses for specified employees as defined in the agreement.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

On June 28, 2005 the Company received authorization to proceed with the bidding procedures and sale approval process as outlined in the Motion of Debtors and Debtors in Possession for an Order, Pursuant to Section 363 of the Bankruptcy Code, (a) Establishing Bidding Procedures for the Sale of Certain of the Debtors' Assets; (b) Approving Certain Bid Protections;(c) Scheduling Auction and Final Hearing; and (d) Approving the Form and Manner of Notice Thereof. Per the Asset Purchase Agreement with Dialcom Acquisition, LLC, the Company has agreed to sell substantially all of their assets, subject to higher or better offers and Court approval, to Dialcom Acquisition LLC for a purchase price consisting of $8.5 million in the form of a credit bid on the subordinated secured debt instruments, $250,000 in cash, the assumption of a $2.0 million note and the defined assumed liabilities, $2.5 million of preferred membership interests in Dialcom Acquisition LLC, assumption of the DIP financing and assumption of the KERP. Per the bidding procedures, if other qualified bidders submit other offers with the Court and it is determined that the bid price is sufficient, an auction will be held on August 25, 2005. The final hearing to approve the results of the auction will be held on August 29, 2005.

Parties may contact Delaware Claims, LLC, P.O. Box 515, Wilmington, Delaware 19899 to obtain copies of pleadings filed in the Company's bankruptcy proceeding.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COMDIAL CORPORATION

                                                 By: /s/ Kenneth M. Clinebell
                                                     ---------------------------
                                                     Kenneth M. Clinebell
                                                     Chief Operating Officer
                                                     Chief Financial Officer and
                                                     Senior Vice President

Dated:  July 5, 2005

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